BancAnalysts Association of Boston Conference John F. Woods Chief Financial Officer Brad Conner Vice Chairman, Head of Consumer Banking Don McCree Vice Chairman, Head of Commercial Banking November 3, 2017 Exhibit 99.1

Forward-looking statements and use of key performance metrics and Non-GAAP financial measures This document contains forward-looking statements within the Private Securities Litigation Reform Act of 1995. Any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: negative economic conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense; the rate of growth in the economy and employment levels, as well as general business and economic conditions; our ability to implement our strategic plan, including the cost savings and efficiency components, and achieve our indicative performance targets; our ability to remedy regulatory deficiencies and meet supervisory requirements and expectations; liabilities and business restrictions resulting from litigation and regulatory investigations; our capital and liquidity requirements (including under regulatory capital standards, such as the U.S. Basel III capital rules) and our ability to generate capital internally or raise capital on favorable terms; the effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber attacks; and management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the amount and timing of any future common stock dividends or share repurchases will depend on our financial condition, earnings, cash needs, regulatory constraints, capital requirements (including requirements of our subsidiaries), and any other factors that our board of directors deems relevant in making such a determination. Therefore, there can be no assurance that we will pay any dividends to holders of our common stock, or as to the amount of any such dividends. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in Part I, Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2016, filed with the United States Securities and Exchange Commission on February 24, 2017. Key Performance Metrics and Non-GAAP Financial Measures and Reconciliations Key Performance Metrics: Our management team uses key performance metrics (KPMs) to gauge our performance and progress over time in achieving our strategic and operational goals and also in comparing our performance against our peers. We have established the following financial targets, in addition to others, as KPMs, which are utilized by our management in measuring our progress against financial goals and as a tool in helping assess performance for compensation purposes. These KPMs can largely be found in our periodic reports which are filed with the Securities and Exchange Commission, and are supplemented from time to time with additional information in connection with our quarterly earnings releases. Our key performance metrics include: Return on average tangible common equity (ROTCE); Return on average total tangible assets (ROTA); Efficiency ratio; Operating leverage; and Common equity tier 1 capital ratio (U.S. Basel III Standardized fully phased-in basis). In establishing goals for these KPMs, we determined that they would be measured on a management-reporting basis, or an operating basis, which we refer to externally as “Adjusted” or “Underlying” results. We believe that these “Adjusted” or “Underlying” results provide the best representation of our financial progress toward these goals as they exclude items that our management does not consider indicative of our ongoing financial performance. KPMs that contain “Adjusted” or “Underlying” results are considered non-GAAP financial measures. Non-GAAP Financial Measures: This document contains non-GAAP financial measures. The Appendix presents reconciliations of our non-GAAP measures. These reconciliations exclude “Adjusted” or “Underlying” items, which are included, where applicable, in the financial results presented in accordance with GAAP. “Adjusted” or “Underlying” results, which are non-GAAP measures, exclude certain items, as applicable, that may occur in a reporting period which management does not consider indicative of on-going financial performance. The non-GAAP measures presented in the Appendix include reconciliations to the most directly comparable GAAP measures and may include: “noninterest income”, “total revenue”, “ noninterest expense”, “pre-provision profit”, “total credit-related costs”, “income before income tax expense”, “income tax expense”, “effective income tax rate”, “net income”, “net income available to common stockholders”, “other income”, “salaries and employee benefits”, “outside services”, “amortization of software expense”, “other operating expense”, “net income per average common share”, “return on average common equity” and “return on average total assets”. We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our “Adjusted” or “Underlying” results in any period do not reflect our operational performance in that period and, accordingly, it is useful to consider our GAAP results and our “Adjusted” or “Underlying” results together. We believe this presentation also increases comparability of period-to-period results. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

Further opportunities to improve returns Balance Sheet Optimization (“BSO”) Since 3Q13, delivered ~580 basis points of improvement in ROTCE to 10.1%(1) Improve risk-adjusted returns and NIM while driving growth Enterprise-wide initiative with the same intensity and rigor as our TOP efficiency programs Recycle capital into more accretive growth and relationship categories given our improved return profile Grow higher-return assets Reposition/optimize select assets Optimize deposit mix with a focus on lower-cost categories Strong capital position Well-positioned to grow the balance sheet and increase capital return to shareholders Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures. Capital

Further opportunities to improve returns Fee Income Wealth Investments in FCs and sales, technology platforms and products with shift toward managed money SpeciFi™ robo-advisor product Business Banking Fundation FinTech partnership to automate small business underwriting Mortgage Remix toward direct-to-consumer and conforming product Further leverage servicing platform Capital & Global Markets Broaden capabilities in DCM, M&A, CRE New FX options/currency swaps platform and capabilities Treasury Solutions Replatforming cash management system Investments in trade finance, merchant services and commercial card Consumer Commercial Organic growth orientation, with potential for selective fee-based acquisitions

Further opportunities to improve returns Continuous Improvement Self-fund investments through efficiency, expense discipline and mindset of continuous improvement Use new technologies to deliver more effective outcomes at lower costs TOP IV program targeting run-rate pre-tax benefit of ~$95 - $110 million by end of 2018 Targeting strong positive operating leverage to self-fund growth initiatives Efficiency Initiatives Organization Simplification Process Improvement Customer Journeys Vendor Spend Technology Revenue Initiatives New Channels Customer Journeys Expanding into Growth Areas Build-out Fee Income Capabilities

Appendix

Key performance metrics, Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data

		FOR THE THREE MONTHS ENDED																
		SEP. 30 2017	JUN. 30, 2017	MAR. 31, 2017	DEC. 31, 2016	SEP. 30, 2016	JUNE 30, 2016	MAR. 31, 2016	DEC. 31, 2015	SEP. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	SEP. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013	SEP. 30, 2013
Total revenue, Adjusted:																		
Total revenue (GAAP)	A	$1,443	$1,396	$1,384	$1,363	$1,380	$1,278	$1,234	$1,232	$1,209	$1,200	$1,183	$1,179	$1,161	$1,473	$1,166	$1,158	$1,153
Less: Special items		—	—	—	—	—	—	—	—	—	—	—	—	—	288	—	—	—
Less: Notable items		—	—	—	—	67	—	—	—	—	—	—	—	—	—	—	—	—
Total revenue, Adjusted (non-GAAP)	B	$1,443	$1,398	$1,384	$1,363	$1,313	$1,278	$1,234	$1,232	$1,209	$1,200	$1,183	$1,179	$1,161	$1,185	$1,166	$1,158	$1,153
Noninterest expense, Adjusted:																		
Noninterest expense (GAAP)	C	$858	$864	$854	$847	$867	$827	$811	$810	$798	$841	$810	$824	$810	$948	$810	$818	$788
Less: Restructuring charges and special items		—	—	—	—	—	—	—	—	—	40	10	33	21	115	—	26	—
Less: Notable items		—	—	—	—	36	—	—	—	—	—	—	—	—	—	—	—	—
Noninterest expense, Adjusted (non-GAAP)	D	$858	$864	$854	$847	$831	$827	$811	$810	$798	$801	$800	$791	$789	$833	$810	$792	$788
Efficiency ratio and efficiency ratio, Adjusted:																		
Efficiency ratio	C/A	59.4 %	61.9 %	61.7 %	62.2 %	62.9 %	64.7 %	65.7 %	65.8 %	66.0 %	70.0 %	68.5 %	69.9 %	69.8 %	64.3 %	69.4 %	70.6 %	68.5 %
Efficiency ratio, Adjusted (non-GAAP)	D/B	59.4	61.9	61.7	62.2	63.3	64.7	65.7	65.8	66.0	66.7	67.7	67.1	68.0	70.2	69.4	68.4	68.5
Net income, Adjusted:																		
Net income (GAAP)	E	$348	$318	$320	$282	$297	$243	$223	$221	$220	$190	$209	$197	$189	$313	$166	$152	$144
Add: Restructuring charges and special items, net of income tax expense (benefit)		—	—	—	—	—	—	—	—	—	25	6	20	13	(108)	—	17	—
Add: Notable items, net of income tax expense (benefit)		—	—	—	—	(19)	—	—	—	—	—	—	—	—	—	—	—	—
Net income, Adjusted (non-GAAP)	F	$348	$318	$320	$282	$278	$243	$223	$221	$220	$215	$215	$217	$202	$205	$166	$169	$144
Net income per average common share - diluted, and net income per average common share - diluted, Adjusted																		
Net income available to common stockholders (GAAP)	G	$341	$318	$313	$282	$290	$243	$216	$221	$213	$190	$209	$197	$189	$313	$166	$152	$144
Add: Restructuring charges and special items, net of income tax expense (benefit)		—	—	—	—	—	—	—	—	—	25	6	20	13	(108)	—	17	—
Add: Notable items, net of income tax expense (benefit)		—	—	—	—	(19)	—	—	—	—	—	—	—	—	—	—	—	—
Net income available to common stockholders, Adjusted (non-GAAP)	H	$341	$318	$313	$282	$271	$243	$216	$221	$213	$215	$215	$217	$202	$205	$166	$169	$144
Average common shares outstanding - diluted (GAAP)	I	502,157,384	507,414,122	511,348,200	513,897,085	521,122,466	530,365,203	530,446,188	530,275,673	533,398,158	539,909,366	549,798,717	550,676,298	560,243,747	559,998,324	559,998,324	559,998,324	559,998,324
Net income per average common share - diluted	G/I	$0.68	$0.63	$0.61	$0.55	$0.56	$0.46	$0.41	$0.42	$0.40	$0.35	$0.38	$0.36	$0.34	$0.56	$0.30	$0.27	$0.26
Net income per average common share - diluted, Adjusted (non-GAAP)	H/I	0.68	0.63	0.61	0.55	0.52	0.46	0.41	0.42	0.40	0.40	0.39	0.39	0.36	0.37	0.30	0.30	0.26
Return on average tangible common equity and return on average tangible common equity, Adjusted:																		
Average common equity (GAAP)		$19,728	$19,659	$19,460	$19,645	$19,810	$19,768	$19,567	$19,359	$19,261	$19,391	$19,407	$19,209	$19,411	$19,607	$19,370	$19,364	$19,627
Less: Average goodwill (GAAP)		6,887	6,882	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876
Less: Average other intangibles (GAAP)		2	2	—	1	1	2	3	3	4	5	5	6	6	7	7	8	9
Add: Average deferred tax liabilities related to goodwill (GAAP)		537	534	531	523	509	496	481	468	453	437	422	403	384	369	351	342	325
Average tangible common equity	J	$13,376	$13,309	$13,115	$13,291	$13,442	$13,386	$13,169	$12,948	$12,834	$12,947	$12,948	$12,730	$12,913	$13,093	$12,838	$12,822	$13,067
Return on average tangible common equity	G/J	10.13 %	9.57 %	9.68 %	8.43 %	8.58 %	7.30 %	6.61 %	6.75 %	6.60 %	5.90 %	6.53 %	6.12 %	5.81 %	9.59 %	5.24 %	4.71 %	4.34 %
Return on average tangible common equity, Adjusted (non-GAAP)	H/J	10.13	9.57	9.68	8.43	8.02	7.30	6.61	6.75	6.60	6.67	6.73	6.76	6.22	6.28	5.24	5.24	4.34
Return on average total tangible assets and return on average total tangible assets, Adjusted:																		
Average total assets (GAAP)	K	$150,012	$149,878	$148,786	$147,315	$144,399	$142,179	$138,780	$136,298	$135,103	$135,521	$133,325	$130,671	$128,691	$127,148	$123,904	$120,393	$117,386
Less: Average goodwill (GAAP)		6,887	6,882	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876
Less: Average other intangibles (GAAP)		2	2	—	1	1	2	3	3	4	5	5	6	6	7	7	8	9
Add: Average deferred tax liabilities related to goodwill (GAAP)		537	534	531	523	509	496	481	468	453	437	422	403	384	369	351	342	325
Average tangible assets	L	$143,660	$143,528	$142,441	$140,961	$138,031	$135,797	$132,382	$129,887	$128,676	$129,077	$126,866	$124,192	$122,193	$120,634	$117,372	$113,851	$110,826
Return on average total tangible assets	E/L	0.96 %	0.89 %	0.91 %	0.79 %	0.86 %	0.72 %	0.68 %	0.67 %	0.68 %	0.59 %	0.67 %	0.63 %	0.61 %	1.04 %	0.57 %	0.53 %	0.52 %
Return on average total tangible assets, Adjusted (non-GAAP)	F/L	0.96	0.89	0.91	0.79	0.80	0.72	0.68	0.67	0.68	0.67	0.69	0.69	0.66	0.68	0.57	0.59	0.52
Return on average total assets and return on average total assets, Adjusted:																		
Average total assets (GAAP)	K	$150,012	$149,878	$148,786	$147,315	$144,399	$142,179	$138,780	$136,298	$135,103	$135,521	$133,325	$130,671	$128,691	$127,148	$123,904	$120,393	$117,386
Return on average total assets	E/K	0.92 %	0.85 %	0.87 %	0.76 %	0.82 %	0.69 %	0.65 %	0.64 %	0.65 %	0.56 %	0.63 %	0.60 %	0.58 %	0.99 %	0.54 %	0.50 %	0.49 %
Return on average total assets, Adjusted (non-GAAP)	F/K	0.92	0.85	0.87	0.76	0.77	0.69	0.65	0.64	0.65	0.64	0.65	0.66	0.62	0.65	0.54	0.56	0.49

Citizens Financial Group, Inc.™

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